Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No.'s 33-35478 and 33-71134) and Form S-3 (File No. 333-83819) of our report dated February 11, 2000, relating to the consolidated financial statements, which appears in this Form 10-K.



                                              PricewaterhouseCoopers LLP


Houston, Texas
March 22, 2000
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